                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): May 13, 2008

                             VOYAGER PETROLEUM, INC.
                             -----------------------
             (Exact name of registrant as specified in its charter)



            Nevada                   0-32737                    88-0492272
 (State or Other Jurisdiction   (Commission File             (I.R.S. Employer
       of Incorporation)             Number)              Identification Number)


                        123 East Ogden Avenue, Suite 102A
                               Hinsdale, IL 60521
              (Address of Principal Executive Offices and Zip Code)


                                Sebastien DuFort
                                    CEO
                             Voyager Petroleum, Inc.
                        123 East Ogden Avenue, Suite 102A
                               Hinsdale, IL 60521
                            Telephone: (630)-325-7130
                     (Name and address of agent for service)

                   Copies of all communications, including all
                  communications sent to agent for service to:

                               Darrin Ocasio, Esq.
                       Sichenzia Ross Friedman Ference LLP
                                   61 Broadway
                               New York, NY 10006
                                 (212) 930-9700
                               Fax (212) 930-9725


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

/_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/_/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 4.02  Non-Reliance on Previously  Issued Financial  Statements or a Related
Audit Report or Completed Interim Review.

         On May 13, 2008, the management of Voyager Petroleum, Inc. (the "Company") concluded that its financial statements for the year ended December 31, 2007 (which are included in its Form 10-KSB for the year ended December 31, 2007) and for the quarters ended September 30, 2007 and June 30, 2007 (which are included in its Form 10-QSB for the quarters ended September 30, 2007 and June 30, 2007, respectively) (collectively, the "Reports") cannot be relied on because they did not properly account for the following items in accordance with United States generally accepted accounting principals:

         The Company overstated its option and warrant expense as reported by $537,637 in the Company's Consolidated Statement of Operations for the year ended December 31, 2007 (which was included in the Company's 10-KSB for the year ended December 31, 2007) and for the quarters ended September 30, 2007 and June 30, 2007 (which were included in the Company's 10-QSB for the quarters ended September 30, 2007 and June 30, 2007, respectively). Certain warrants issued in connection with the sale of common stock were expensed. As a result of the decrease in option and warrant expense, the Company's net loss was reduced by $537,637 in the Reports thereby improving the Company's overall financial position; and

         Due to a clerical error, the Company understated the value of its inventory as reported by $7,472 in its Consolidated Balance Sheet for the year ended December 31, 2007 (which was included in the Company's 10-KSB for the year ended December 31, 2007). As a result, the Company's overall financial position improved as gross profit increased by $7,472 to $16,981.

         Both the option and warrant expense overstatement and inventory understatement were accounted for in the financial statements for the quarter ended March 31, 2008 which are included in the Company's Form 10-QSB for the quarter ending March 31, 2008.

         The Company will restate its financial statements for the year ended December 31, 2007 and for the quarters ended September 30, 2007 and June 30, 2007 to correct the above-referenced errors and shall, as soon as practicable, file amendments to the Company's annual report on Form 10-KSB for the year ended December 31, 2007 and the Company's quarterly reports on Form 10-QSB for the quarters ended September 30, 2007 and June 30, 2007.

         Management has apprised the Company's Board of Directors of the matters discussed in this Report. The Company's Board has also discussed the matters in this filing with Mendoza Berger & Company, LLP, the Company's independent auditors and Lynda R. Keeton CPA LLC, the Company's external financial reporting department.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          VOYAGER PETROLEUM, INC.
                                          A Nevada Corporation




Dated: July 21, 2008                      By:  /s/ Sebastien C. DuFort
                                             -------------------------------
                                             Name:    Sebastien C. DuFort
                                             Its:     CEO